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                                                                    EXHIBIT 10.9
                                   AMENDMENT
                                      TO
                             BRIDGE LOAN AGREEMENT
                                      AND
                                PROMISSORY NOTE


     THIS AMENDMENT, dated as of August 2, 1996 (the "Amendment"), is made by and between FieldWorks, Incorporated, a Minnesota corporation (the "Company"), and Brightbridge Fund I L.P. (the "Investor").

     WHEREAS, pursuant to the terms of a Bridge Loan Agreement dated as of July 15, 1996 (the "Agreement"), Investor lent the Company $500,000, in return for which the Company delivered to Investor a Promissory Note dated July 15, 1996, in the amount of $500,000 (the "Note").

     WHEREAS, the Agreement and the Note provide that all outstanding principal and accrued interest on the Note shall be due and payable on December 31, 1996, if not prepaid prior to such date in accordance with the terms of the Agreement and the Note.

     WHEREAS, the Company desires to extend the date on which all outstanding principal and accrued interest on the Note shall be due and payable.

     WHEREAS, Investor agrees to extend the date on which all outstanding principal and accrued interest on the Note shall be due and payable.

     WHEREAS, in connection with certain negotiations between the Company and its bank, Norwest Bank National Association (the "Bank"), regarding the extension and amendment of the Company's current line of credit, the Bank has requested that the Agreement and the Note be amended to clarify that the indebtedness represented thereby is subordinated to any amounts that may be due and payable from the Company to the Bank from time to time under the Company's line of credit.

     WHEREAS, Investor has agreed to such clarification.

     NOW, THEREFORE, in accordance with Section 8(a) of the Agreement and in consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
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     1.   Section 3 of the Agreement is hereby amended in its entirety to read as follows:

          "Repayment.  All outstanding principal and accrued interest on the
           ---------
     Note shall be due and payable on May 1, 1997, provided, however, that
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     notwithstanding the foregoing, the Note shall be payable in full within thirty (30) days after the effective date (the "Effective Date") of any Registration Statement. Except in the event a Registration Statement is filed and declared effective, the Note may not be prepaid."

     2. The date in the introductory paragraph of the Note is hereby amended from December 31, 1996, to May 1, 1997.

     3. The parties hereto agree that the indebtedness evidenced by the Agreement and the Note, and the payment of the principal thereof and interest thereon, shall be subordinate and subject in right of payment to the payment in full of all amounts then due and payable under a line of credit of up to $3.5 million provided to the Company by Norwest Bank National Association.

     4. Except as expressly amended hereby, the Agreement and the Note are in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

     5. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                              FIELDWORKS, INCORPORATED


                              By:_______________________________________
                                 Gary Beeman, Chief Executive Officer


                              BRIGHTBRIDGE FUND I L.P.


                              By:________________________________________
                                 Name: __________________________________
                                 Title:__________________________________